UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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JOHNSON OUTDOORS INC.
555 MAIN STREET
RACINE, WISCONSIN 53403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD March 1, 2012

To the Shareholders of JOHNSON OUTDOORS INC.:

The Annual Meeting of Shareholders of Johnson Outdoors Inc. will be held on Thursday, March 1, 2012 at 10:00 a.m., local time, at the Company’s headquarters, located at 555 Main Street, Racine, Wisconsin, for the following purposes:

1.	To elect six directors to serve for the ensuing year.

2.	To ratify the appointment of McGladrey & Pullen, LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 28, 2012.

3.	To approve a non-binding advisory proposal on executive compensation.

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on Tuesday, January 3, 2012 will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof. Holders of Class A common stock, voting as a separate class, are entitled to elect two directors and holders of Class B common stock, voting as a separate class, are entitled to elect the remaining directors. The holders of Class A common stock and Class B common stock, voting as a single class, are entitled to vote on (1) the proposal to ratify the appointment of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the 2012 fiscal year, and (2) the non-binding advisory proposal on executive compensation.

All shareholders of record are cordially invited to attend the meeting in person. Whether or not you plan to attend the annual meeting in person, please complete, sign, date and return the enclosed proxy in the accompanying self-addressed postage pre-paid envelope or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet (or, if your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct it to vote your shares) as soon as possible.

By Order of the Board of Directors

 /s/ Alisa Swire

Alisa Swire
Secretary
Racine, Wisconsin
January 23, 2012

JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403

PROXY STATEMENT

For The 2012 Annual Meeting of Shareholders
To Be Held On March 1, 2012

Important Notice Regarding the Availability of Proxy Materials for the
2012 Annual Meeting of Shareholders to be held on March 1, 2012:

The Notice of Annual Meeting, this Proxy Statement and the Accompanying Annual Report on Form 10-K are Available at www.proxyvote.com

This Proxy Statement, which is first being mailed on or about January 23, 2012 to shareholders of record as of the close of business on January 3, 2012, is furnished in connection with the solicitation of proxies by the Board of Directors of Johnson Outdoors Inc. (the “Company”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, to be used at the Annual Meeting of Shareholders of the Company to be held on Thursday, March 1, 2012 at 10:00 a.m., local time, at the Company’s headquarters, located at 555 Main Street, Racine, Wisconsin, and at any adjournment or postponement thereof (the “Annual Meeting”).

You may vote in any of the following ways:

1) attend the Annual Meeting and vote in person by ballot;

2) complete the enclosed proxy card and then sign, date and return it in the postage pre-paid envelope provided; or

3) vote by telephone or the internet by following the instructions supplied on the proxy card.

If you submit a proxy now, your right to vote at the Annual Meeting is not waived should you decide to attend in person.

Shares represented by a properly executed proxy will be voted at the Annual Meeting and, when instructions have been given by the shareholder, will be voted in accordance with those instructions. If you submit a proxy without giving voting instructions, the persons named as proxies on the proxy card will vote your shares (1) FOR the election of the directors named in this Proxy Statement, (2) FOR the ratification of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the fiscal year ending September 28, 2012, and (3) FOR approval of the non-binding advisory proposal on executive compensation.

As of the date of this Proxy Statement, the Company does not expect any matters to be voted upon at the Annual Meeting other than the proposals set forth in the Notice of Annual Meeting of Shareholders.  If any other matters properly come before the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, a properly executed proxy gives the persons named as proxies on the proxy card authority to vote on such matters.  The individuals named and acting as proxies will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting.

If you hold shares of the Company’s common stock as a participant in the Company’s 401(k) Retirement and Savings Plan (the “Retirement and Savings Plan”), the trustee for the Retirement and Savings Plan will vote the shares you hold through the Retirement and Savings Plan as you direct. The Company will provide Retirement and Savings Plan participants who hold Company common stock through the Retirement and Savings Plan with forms on which participants may communicate their voting instructions to the trustee. If voting directions are not received for shares held in the Retirement and Savings Plan, those shares will be voted by the plan trustee in the same proportion as the votes cast by the other Retirement and Savings Plan participants.

You may revoke your proxy at any time before it is actually voted by giving written notice to the Secretary of the Company, requesting a ballot at the Annual Meeting and voting in person or by submitting a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If you have given voting instructions to a broker, nominee, fiduciary or other custodian that holds your shares in “street name,” you may revoke those instructions by following the directions given by the broker, nominee, fiduciary or other custodian. If a shareholder properly signs and returns the proxy card but does not specify how to vote, then the shareholder’s shares will be voted in FAVOR of the election of the directors listed in the enclosed proxy, in FAVOR of the ratification of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the 2012 fiscal year, and in FAVOR of approval of the non-binding advisory proposal on executive compensation.

Telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there might be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that the shareholder must bear.

The record date for shareholders entitled to notice of and to vote at the Annual Meeting is January 3, 2012.  On the record date, the Company had outstanding and entitled to vote 8,658,291 shares of Class A common stock and 1,215,842 shares of Class B common stock. A majority of the votes entitled to be cast the Annual Meeting, represented either in person or by proxy, shall constitute a quorum with respect to the meeting.  Holders of Class A common stock, voting as a separate class, elect two directors and are entitled to one vote per share for directors designated to be elected by holders of Class A common stock. Holders of Class B common stock elect the remaining directors and are entitled to one vote per share for directors designated to be elected by holders of Class B common stock. Holders of Class A common stock and Class B common stock voting together as a single voting group are entitled to vote on the proposals to ratify McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the 2012 fiscal year, and to approve the non-binding advisory proposal on executive compensation.  The holders of Class A common stock are entitled to one vote per share, while holders of Class B common stock are entitled to ten votes per share on these two proposals.  Approval of any other matter not specified in the Notice of Annual Meeting of Shareholders that may properly be presented at the Annual Meeting will require that the number of votes properly cast in favor of such matter exceed the number of votes properly cast against such matter, with the holders of the Class A common stock entitled to one vote per share, and the holders of Class B common stock entitled to ten votes per share.

PROPOSAL 1:  ELECTION OF DIRECTORS

Six directors are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors have been duly elected. The Company’s Articles of Incorporation provide that holders of Class A common stock have the right to elect 25 percent, or the next highest whole number, of the authorized number of directors and the holders of Class B common stock are entitled to elect the remaining directors. At the Annual Meeting, holders of Class A common stock will be entitled to elect two directors and holders of Class B common stock will be entitled to elect four directors. Terry E. London and John M. Fahey, Jr. (the “Class A Directors”) are the nominees designated to be voted on by the holders of Class A common stock, and Helen P. Johnson-Leipold, Thomas F. Pyle, Jr., Edward F. Lang and W. Lee McCollum (the “Class B Directors”) are the nominees designated to be voted on by the holders of Class B common stock.  As indicated below, the individuals nominated by our Board of Directors are each an incumbent director.

Properly completed proxies (whether by Internet, telephone or mail) received from holders of Class A common stock will, unless otherwise directed, be voted for the two nominee Class A Directors and properly completed proxies (whether by Internet, telephone or mail) received from holders of Class B common stock will, unless otherwise directed, be voted for the four nominee Class B Directors. Proxies of holders of Class A common stock cannot be voted for more than two persons and proxies of holders of Class B common stock cannot be voted for more than four persons. Class A Directors are elected by a plurality of the votes cast by the holders of Class A common stock and Class B Directors are elected by a plurality of the votes cast by the holders of Class B common stock, in each case assuming a quorum is present at the Annual Meeting. “Plurality” means that the individuals who receive the largest number of votes cast by holders of the class of common stock entitled to vote in the election of such directors are elected as directors up to the maximum number of directors to be chosen at the meeting by such class. Consequently, the six directors receiving the most votes, taking into account the Company's two class voting structure, will be elected.

Director Qualifications

The following table provides information as of the date of this proxy statement about each nominee for election to the Board of Directors at the Annual Meeting. The Company anticipates that the nominees for election as directors will be candidates when the election is held. However, if any of the nominees should be unable or unwilling to serve, the proxies, pursuant to the authority granted to them by the Board of Directors and taking into account our two class voting structure, will have discretionary authority to select and vote for substituted nominees (except where the proxy withholds authority with respect to the election of directors). The information presented includes information each nominee or director has given the Company about his or her age, his or her principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years.  The Nominating and Corporate Governance Committee regularly evaluates the mix of experience, qualifications, attributes and skills of the Company’s directors using a matrix of areas that the Committee considers important for the Company’s business.  In addition to the information presented below regarding the nominee's specific experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee to the conclusion that the nominee should serve as a director, the Nominating and Corporate Governance Committee also considered the qualifications and criteria described below under “Corporate Governance Matters – Director Nominations” with the objective of creating a complementary mix of directors.

Name	Age	Business Experience During Last Five Years	Director Since
Class A Directors
Terry E. London	62
President and Chief Executive Officer of London Broadcasting Company, Inc., a television broadcasting and media company, since October 2007. President of London Partners LLC, a private investment firm, from 2001 until 2007. President and Chief Executive Officer of Gaylord Entertainment Company, Inc., a media and hospitality company, from 1997 to 2000.  Director of Pier 1 Imports, Inc. Mr. London brings extensive experience in management, corporate transactions and integration and enterprise risk management from his tenure as a President and Chief Executive Officer of various companies. Mr. London is a CPA and is experienced in financial matters, accounting and auditing, including financial reporting.  The foregoing experience led to the conclusion that he should serve as a director of Johnson Outdoors.
			1999

John M. Fahey, Jr.	60
Chief Executive Officer of the National Geographic Society, a nonprofit scientific and educational organization, since 1998, and its Chairman since January 2011. He also served as President of the National Geographic Society and as Chairman of its Executive Committee of the Board of Trustees from 1998 to December 2010. Director of Exclusive Resorts. Member of the Board, Smithsonian National Museum of Natural History. The skills and experience acquired by Mr. Fahey through these positions which led to the conclusion that he should serve as a director, include leadership, strategic planning, international business, corporate transactions and enterprise risk management, together with familiarity with several of the Company’s markets and industries.
			2001

Class B Directors
Helen P. Johnson-Leipold	56
Chairman and Chief Executive Officer of the Company since 1999. Chairman and Director of Johnson Financial Group, Inc.;  Director of S.C. Johnson & Son, Inc. (global manufacturer of household consumer products); Director of Diversey, Inc. (global manufacturer of commercial cleaning and hygiene products and solutions) until 2011. Chairman and member of the Board of Trustees of The Johnson Foundation at Wingspread.  These experiences, along with various executive positions at S.C. Johnson & Son, Inc. and Foote, Cone & Belding, have provided Ms. Johnson-Leipold extensive management and leadership experience, including strategic planning, operations and manufacturing, brand marketing, corporate communications, corporate transactions and international business, as well as a deep knowledge of the Company’s industry, businesses, and strategic evolution, all of which led to the conclusion that she should serve as a director.
		1994

Thomas F. Pyle, Jr.	70
Vice Chairman of the Board of the Company since 1997. Chairman of The Pyle Group, a financial services and investments firm, since 1996. Non-Executive Chairman of Uniek, Inc. since 1998. Director of Sub Zero Corporation. Trustee, Wisconsin Alumni Research Foundation. Member, Kennedy Center National Advisory Board. These experiences, together with Mr. Pyle’s experience as Chairman, President and Chief Executive Officer, and principal owner of Rayovac Corporation (a manufacturer of batteries and lighting products) provide Mr. Pyle with an extensive background in corporate transactions, international business, operations and manufacturing, financial matters, strategic planning, enterprise risk management and brand marketing, all of which led to the conclusion that he should serve as a director.
		1987

W. Lee McCollum	62
Director of Johnson Bank 1994 to 2006.  Vice Chairman and Director of Johnson Financial Group, Inc. since 2006.  Director of Sigma-Aldrich Corporation and Chairman of its Audit Committee since 2001.  Director of Coastal South Bancshares, Inc. Chairman of the Board and Director of Le Groupe Fruits & Passion from 2008 until 2010. Executive Vice President and Chief Financial Officer of S.C. Johnson & Son, Inc. from 2006 until 2009. Senior Vice President and Chief Financial Officer of S.C. Johnson & Son, Inc. from 1997 until 2006. Mr. McCollum brings a broad range of international and consumer products experience together with experience in enterprise risk management, strategic planning, manufacturing and corporate transactions and integration. His experience as a chief financial officer also provides Mr. McCollum with significant expertise in financial matters, accounting and auditing matters, including financial reporting.  This broad financial and other business experience led to the conclusion that he should serve as a director.
		2005

Edward F. Lang	49
Senior Vice President and Chief Financial Officer of the New Orleans Hornets, a National Basketball Association team. President of Business Operations and Alternate Governor of the Nashville Predators, a National Hockey League team, from 2007 to 2010. Executive Vice President of Finance and Administration and Chief Financial Officer of the Nashville Predators from 2004 until 2007. Senior Vice President and Chief Financial Officer of the Nashville Predators from 1997 until 2003. Director and past Chairman of Nashville’s Adventure Science Center.  Member of the Loyola University College of Business Visiting Committee. Mr. Lang has broad experience in financial matters, accounting and auditing from his activities as a chief financial officer, together with experience in corporate transactions, operations and enterprise risk management. Mr. Lang also has experience in leisure industries and consumer products. This broad financial and other business experience led to the conclusion that he should serve as a director.
		2006

DIRECTORS' MEETINGS AND COMMITTEES

Meetings and Attendance

The Board of Directors has standing Executive, Audit, Compensation, and Nominating and Corporate Governance Committees. During the year ended September 30, 2011(“fiscal 2011”), there were 4 meetings of the Board of Directors, no meetings of the Executive Committee, 6 meetings of the Audit Committee, 4 meetings of the Compensation Committee and 3 meetings of the Nominating and Corporate Governance Committee. Each director attended at least 75 percent of the aggregate number of (i) meetings of the Board of Directors held during the period for which he or she was a director during fiscal 2011 and (ii) meetings of the committees on which the director served during fiscal 2011.

Executive sessions or meetings of outside (non-management) directors without management present are held regularly for a general discussion of relevant subjects. In fiscal 2011, the outside directors met in executive session at least two times in accordance with the requirements of the NASDAQ Stock Market.

Committees

Executive Committee.  The Executive Committee assists the Board of Directors in developing and evaluating general corporate policies and objectives and in discharging the Board of Directors’ responsibilities with respect to the management of the business and affairs of the Company when it is impracticable for the full Board to act. Present members of the Executive Committee are Ms. Johnson-Leipold and Mr. Pyle.

Audit Committee.  The Audit Committee presently consists of Messrs. London (Chairman), Pyle and Lang. The Audit Committee’s primary duties and responsibilities are to: (1) appoint the Company’s independent registered public accounting firm and determine its compensation; (2) serve as an independent and objective party to monitor the Company’s compliance with legal and regulatory requirements and the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures; (3) review, evaluate and oversee the audit efforts of the Company’s independent registered public accounting firm and internal auditors; (4) provide an open avenue of communication among the independent registered public accounting firm, management, the internal auditors and the Board of Directors; and (5) prepare the Audit Committee Report required to be included in the Company’s annual proxy statement. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee's report required by the rules of the Securities and Exchange Commission (“SEC”) appears on page 12.

Compensation Committee.  The Compensation Committee presently consists of Messrs. Pyle (Chairman), Fahey and London. The Compensation Committee discharges the responsibilities of the Board of Directors relating to the compensation programs and the compensation of the Company’s directors, officers and, at the option of the Committee, other managerial personnel of the Company and its subsidiaries, including, without limitation, fixing the cash compensation of such persons, establishing and administering compensation and benefit plans for such persons and determining awards thereunder. Generally, the Compensation Committee also administers all equity-based plans, such as stock option and restricted stock plans in accordance with the terms of such plans.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee presently consists of Messrs. Fahey (Chairman), Lang and Pyle. The Nominating and Corporate Governance Committee provides assistance to the Board of Directors in fulfilling its responsibilities by: (1) identifying individuals qualified to become directors and recommending to the Board of Directors candidates for all directorships to be filled by the Board of Directors or by the shareholders of the Company; (2) identifying directors qualified to serve on the committees established by the Board of Directors and recommending to the Board of Directors members for each committee to be filled by the Board of Directors; (3) reporting annually to the Board of Directors regarding the Nominating and Corporate Governance Committee’s evaluation and assessment of the performance of the Board, and (4) taking a leadership role in shaping the corporate governance of the Company.

Charters of Committees

The Board of Directors has adopted a written charter for each of its Committees which may be amended from time to time.  The Company makes available copies of each of these charters on its website at www.johnsonoutdoors.com, 24 hours a day and free of charge.  The Company is not including the information contained on or available through its website as part of, or incorporating such information by reference into, this Proxy Statement.

CORPORATE GOVERNANCE MATTERS

The Company is committed to establishing and maintaining high standards of corporate governance, which are intended to serve the long-term interests of the Company and its shareholders. The Board of Directors has adopted Corporate Governance Guidelines which the Company has published on its website at www.johnsonoutdoors.com.

Director Independence

The Board of Directors has determined that the Company is a “Controlled Company,” as defined in NASDAQ Stock Market Listing Rule 5615(c)(1). The Board has based this determination on the fact that Helen P. Johnson-Leipold is deemed to be the beneficial owner of more than 50 percent of the voting power of the Company. The Company, therefore, is exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a majority of independent directors on the Company’s Board of Directors and the requirement to maintain a Nominating and Corporate Governance Committee and a Compensation Committee composed entirely of independent directors. Notwithstanding such exemption, the Board of Directors has reviewed the independence of the nominees for election to the Board at the Annual Meeting under the applicable standards of the NASDAQ Stock Market. Based upon this review, of the six nominees, the Board of Directors has determined that each of the following directors was independent under the NASDAQ listing standards:

John M. Fahey, Jr.
Edward F. Lang
Terry E. London
Thomas F. Pyle, Jr.

The Board of Directors determined that each of Ms. Johnson-Leipold and Mr. McCollum were not independent in accordance with such standards. Ms. Johnson-Leipold was not independent because she is an executive officer of the Company. Mr. McCollum is not independent because he is the Vice Chairman and a Director of Johnson Financial Group, Inc., a company controlled by members of Ms. Johnson-Leipold’s family.

Board Leadership Structure

The Board of Directors determines whether it is appropriate to combine or separate the roles of Chairman of the Board and Chief Executive Officer depending on the Company's circumstances at the time.  Ms. Johnson-Leipold currently serves as the Company’s Chief Executive Officer and as Chairman of the Board of Directors.  Ms. Johnson-Leipold possesses in-depth knowledge of the issues, opportunities and challenges the Company faces, and is thus best positioned to develop agendas and highlight issues that ensure that the Board of Directors’ time and attention are focused on the most critical matters.  In addition, the Board of Directors has determined that this leadership structure is optimal because it believes that having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability.  Having one person serve as Chairman and Chief Executive Officer also enhances the Company’s ability to communicate its message and strategy clearly and consistently to its shareholders, employees, and business partners, particularly during times of turbulent economic and industry conditions.  Although the Company believes that the combination of the Chairman and Chief Executive Officer roles is appropriate under current circumstances, it will continue to review this issue periodically to determine whether, based on the relevant facts and circumstances, separation of these offices would serve the Company’s best interests and the best interests of its shareholders.

Thomas F. Pyle, Jr., the Company's Vice Chairman of the Board, serves as the Company’s lead outside or independent director. In his capacity as lead outside or independent director, Mr. Pyle coordinates the activities of the independent directors and serves as a liaison between the Chairman and the independent directors. Mr. Pyle also presides at the executive sessions of the independent directors and has the authority to call additional executive sessions or meetings of the independent directors.

The Board’s Role in Risk Oversight

The Company has established a Risk Committee, which is primarily responsible for the Company’s enterprise risk assessment and enterprise risk management policies. The Risk Committee is chaired by the Company’s Chief Financial Officer and includes various other members of senior management. The role of the Board of Directors in the Company’s risk oversight process includes receiving reports and an annual presentation from the Risk Committee on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks and measures taken to mitigate risk.

Director Nominations

The Company has a standing Nominating and Corporate Governance Committee. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the NASDAQ Stock Market.

The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders. Recommendations for consideration by the Nominating and Corporate Governance Committee should be sent to the Secretary of the Company in writing, together with appropriate biographical information concerning each proposed nominee, including the following information: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of the common stock (of each class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934, as amended; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of the common stock (regardless of class) beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934, as amended) by the shareholder making the recommendation. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. The Company’s Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. With respect to an election of directors to be held at an annual meeting, a shareholder must, among other things, give notice of intent to make such a nomination to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the Bylaws. Pursuant to these requirements, a shareholder must give a written notice of intent to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee of the Board of Directors seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. In addition, the Nominating and Corporate Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Corporate Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. In addition, the Nominating and Corporate Governance Committee believes that the following specific qualities and skills are necessary for all Company directors to possess:

●	A director should be highly accomplished in his or her respective field, with superior credentials and recognition.

●	A director should have expertise and experience relevant to the Company’s business, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

●	A director must have time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.

●	A director should have demonstrated the ability to work well with others.

The Company does not have a formal policy for the consideration of diversity by the Nominating and Corporate Governance Committee in identifying nominees for director.  Diversity is one of the factors the Nominating and Corporate Governance Committee may consider and in this respect diversity may include race, gender, national origin or other characteristics.

Communications between Shareholders and the Board of Directors; Director Attendance at Annual Meetings

Shareholders may communicate with the Board of Directors by writing to the Board of Directors (or, at the shareholder’s option, to a specific director) care of the Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403. Subject to the conditions described below, the Secretary will ensure that this communication (assuming it is properly addressed to the Board of Directors or to a specific director) is delivered to the Board of Directors or the specified director, as the case may be. Each such communication should indicate that the sender is a shareholder of the Company and that the sender is directing the communication to one or more individual directors or to the Board of Directors as a whole.

All communications will be compiled by the Company’s Secretary and submitted to the Board of Directors or the individual directors on an as needed basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or its business or communications that relate to improper or irrelevant topics. The Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about the Company or where it is a stock-related matter.

Directors are encouraged to attend the Company’s Annual Meeting of Shareholders. All of the incumbent directors serving as a director at the time of the meeting attended the Company’s Annual Meeting of Shareholders that occurred on March 2, 2011.

Employee Code of Conduct and Code of Ethics and Procedures for Reporting of Accounting Concerns

The Company has adopted an Employee Code of Business Conduct (the “Code of Conduct”). The Company requires all directors, officers and employees to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires the Company’s directors, officers and employees to avoid conflicts of interest, comply with all applicable laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interests. The Company has placed a copy of the Code of Conduct on its website located at www.johnsonoutdoors.com. In addition, all directors, officers and salaried employees are required to complete compliance training on the Code of Conduct and certain other subjects on an annual basis.

The Company also adopted a Code of Ethics for the Chief Executive Officer and Senior Financial and Accounting Officers (the “Code of Ethics”), which governs the conduct of the Company’s Chief Executive Officer, Chief Financial Officer and its other senior financial and accounting officers and executives. The Code of Ethics supplements the Code of Conduct and is intended to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; provide full, fair, accurate, timely and understandable disclosure in the Company’s public documents; promote compliance with applicable laws and regulations; ensure the prompt reporting of violations of the Code of Ethics; and provide accountability for adherence to the Code of Ethics. The Company has placed a copy of the Code of Ethics on its website located at www.johnsonoutdoors.com. The Company intends to disclose any amendments to, or waivers from, the Code of Ethics on its corporate website.

In addition, the Company has adopted a set of Corporate Governance Guidelines (the "Corporate Governance Guidelines").  The Corporate Governance Guidelines have been established to assist the Board of Directors in the exercise of its responsibilities and to reflect the Board's commitment to monitoring the effectiveness of policy and decision making at both the Board and management levels.  The Corporate Governance Guidelines address issues such as composition of the Board, independence criteria for Board members, Board leadership, evaluating performance of the Board, director's responsibilities, the Board's relationship with senior management, Committee matters and director continuing education.  The Company has placed a copy of the Corporate Governance Guidelines on its website located at www.johnsonoutdoors.com.

Further, the Company has established “whistle-blower procedures” which provide a process for the confidential and anonymous submission, receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures provide protections to employees who report possible Company misconduct.

Assessing the Performance of the Board and Individual Directors

The Nominating and Corporate Governance Committee is responsible to report annually to the Board of Directors regarding the Committee’s assessment and evaluation of the performance of the Board as a whole. This report and assessment is discussed with the full Board and includes specific review of performance areas in which the Nominating and Corporate Governance Committee believes a better contribution could be made. The purpose of this assessment and evaluation is to increase the effectiveness of the Board as a whole and not necessarily to focus on individual Board members.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee is comprised of three members of the Company’s Board of Directors. Based upon the review described under “Corporate Governance Matters – Director Independence,” the Board of Directors has determined that each member of the Audit Committee is independent under the applicable standards and rules of the NASDAQ Stock Market and the SEC. The duties and responsibilities of the Company’s Audit Committee are set forth in the Audit Committee Charter, which may be found on the Company’s website at www.johnsonoutdoors.com.

In accordance with its written charter adopted by the Board of Directors, the Audit Committee has oversight responsibility for the quality and integrity of the financial reporting practices of the Company. While the Audit Committee has oversight responsibility, the primary responsibility for the Company’s financial reporting, disclosure controls and procedures and internal controls and procedures rests with management, and the Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements. In discharging its oversight responsibility as to the audit process, the Audit Committee has:

●
reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 30, 2011, with the Company’s management and with the Company’s independent registered public accounting firm;

●
discussed with the Company’s independent registered public accounting firm the matters required to be discussed by SAS No. 61, “Communications with Audit Committees,” as amended (American Institute of Certified Public Accountants, Professional Standards Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

●
received and discussed with the Company’s independent registered public accounting firm the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Based upon the above-described review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 for filing with the SEC.

The Audit Committee of the Board of Directors

Terry E. London, Chairman
Thomas F. Pyle, Jr.
Edward F. Lang

Information Regarding Change of Auditors

On March 2, 2010, the Company dismissed Ernst & Young LLP as its independent public accountants and appointed McGladrey & Pullen, LLP as its new independent public accountants.  The decision to dismiss Ernst & Young LLP and to retain McGladrey & Pullen, LLP was approved by the Company’s Audit Committee on March 2, 2010.

Ernst & Young’s reports on the Company’s consolidated financial statements for each of the fiscal years ended October 2, 2009 and October 3, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Through the period ended March 2, 2010, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures which, if not resolved to Ernst & Young LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in 304(a)(1)(v) of SEC Regulation S-K.

Through March 2, 2010, the Company did not consult with McGladrey & Pullen, LLP regarding any of the matters or events set forth in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.

Audit Committee Financial Expert

The Company’s Board of Directors has determined that one of the members of the Audit Committee, Terry E. London, qualifies as an “audit committee financial expert” as defined by the rules of the SEC based on his work experience and education.

Fees of Independent Registered Public Accounting Firm

The following table summarizes the fees the Company was billed for audit and non-audit services rendered by the Company’s independent registered public accounting firms, McGladrey & Pullen, LLP and Ernst & Young LLP, during fiscal years 2011 and 2010.

	McGladrey & Pullen, LLP		Ernst & Young LLP
Service Type	2011	2010	2010
Audit Fees (1)	$601,967	$550,744	$16,000
Audit-Related Fees	--	--	---
Tax Fees	--	--	--
All Other Fees (2)	$26,000	--	--
Total Fees Billed	$627,967	$550,744	$16,000

(1)	Includes fees for: professional services rendered in connection with the audit of the Company’s financial statements for the fiscal years ended September 30, 2011 and October 1, 2010; the reviews of the financial statements included in each of the Company’s quarterly reports on Form 10-Q during such fiscal years; and consents and assistance with documents filed by the Company with the SEC. These fees include the services provided by affiliate firms as part of the consolidated audit and for foreign statutory audits.

(2)	Other fees relate to the financial statement audits of the Company’s three employee benefit plans, one of which is included on Form 11-K.

The Audit Committee of the Board of Directors of the Company considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of McGladrey & Pullen, LLP.

The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Company’s independent registered public accounting firm. These non-audit services are evaluated by the Audit Committee taking into account scope, fees, and applicable laws and regulations (including SEC rules) related to the independence of the independent registered public accounting firm. The Audit Committee has delegated its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting.

Since the effective date of the SEC rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of the Company’s independent registered public accounting firm to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our Audit Committee has appointed McGladrey & Pullen, LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 28, 2012.  Unless otherwise directed, proxies will be voted in FAVOR of the ratification of such appointment.

Although this appointment is not required to be submitted to a vote of shareholders, our Board of Directors believes it appropriate as a matter of policy to request that our shareholders ratify the appointment.  If shareholder ratification is not received, the Board of Directors will reconsider the appointment, and may retain that firm or another firm without resubmitting the matter to the Company’s shareholders.  Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different firm at any time during the fiscal year if it determines that such change would be in the Company’s best interests.

It is expected that a representative of McGladrey & Pullen, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

If a quorum exists, the approval of the ratification of McGladrey & Pullen, LLP requires that the number of votes properly cast for this proposal exceed the number of votes properly cast against this proposal.  Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.

STOCK OWNERSHIP OF MANAGEMENT AND OTHERS

The following table sets forth certain information as of December 12, 2011 regarding the beneficial ownership of each class of Company common stock by each director, each person known by the Company to own beneficially more than 5 percent of either class of the Company’s common stock (including any “group” as set forth in Section 13(d)(3) of the Exchange Act), each of the officers named in the Summary Compensation Table in this Proxy Statement (the “named executive officers”), and all directors and current executive officers as a group based upon information furnished by such persons or in information otherwise publicly available in filings with the SEC.

The Company has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated in the footnotes, the persons listed below have sole voting and investment power over the shares beneficially owned. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of December 12, 2011 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 8,658,291 shares of Class A common stock and 1,215,842 shares of Class B common stock outstanding as of December 12, 2011.

	Class A Common Stock(1)			Class B Common Stock(1)
Name and Address	Number of Shares		Percentage of Class Outstanding	Number of Shares		Percentage of Class Outstanding
Johnson Bank 555 Main Street Racine, Wisconsin 53403	2,907,028	(2)	33.6%	42,830	(2)	3.5%

Helen P. Johnson-Leipold 555 Main Street Racine, Wisconsin 53403	1,405,288	(3)	16.2%	1,168,366	(3)	96.1%

Dr. H. Fisk Johnson 555 Main Street Racine, Wisconsin 53403	838,205	(4)	9.7%	–		–

TowerView LLC c/o The Corporation Trust Company Corporation Trust Center 1209 Orange Street Wilmington, Delaware 19801	861,965	(5)	10.0%	–		–

Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, Texas 78746	721,056	(6)	8.3%	–		–

Warren B. Kanders One Landmark Square, 22nd Floor Stamford, CT 06901	418,341	(7)	4.8%	–		–

Thomas F. Pyle, Jr.	46,503	(8)	*	–		–

John M. Fahey, Jr.	33,070	(9)	*	–		–

Terry E. London	22,977	(10)	*	–		–

David W. Johnson	80,719		*	–		–

W. Lee McCollum	16,365	(11)	*	–		–

Edward F. Lang	13,473		*	–		–

All directors and current executive officers as a group (7 persons)	1,605,957		18.5%	1,168,366		96.1%
* The amount shown is less than 1 percent of the outstanding shares of such class.

(1)
Shares of Class B common stock (“Class B Shares”) are convertible on a share-for-share basis into shares of Class A common stock (“Class A Shares”) at any time at the discretion of the holder thereof. As a result, a holder of Class B Shares is deemed to beneficially own an equal number of Class A Shares. However, in order to avoid overstatement of the aggregate beneficial ownership of Class A Shares and Class B Shares, the Class A Shares reported in the table does not include Class A Shares which may be acquired upon the conversion of Class B Shares.

(2)
Johnson Bank reports sole voting and investment power with respect to 562,365 Class A Shares and 21,772 Class B Shares, and shared voting and investment power with respect to 2,344,663 Class A Shares and 21,058 Class B Shares. Of the 2,344,663 Class A Shares for which Johnson Bank reports shared voting and investment power, Ms. Johnson-Leipold also reports beneficial ownership of 1,039,873 of these shares and Dr. Johnson also reports beneficial ownership of 640,565 of these shares. Ms. Johnson-Leipold is indirectly the controlling shareholder of Johnson Bank.

(3)
Ms. Johnson-Leipold reports shared voting and investment power with respect to all of the Class A Shares (other than with respect to 250,951 Class A Shares). Ms. Johnson-Leipold beneficially owns such Class A Shares indirectly as the settlor and beneficiary of a trust and through such trust as a general partner of certain limited partnerships controlled by certain members of Samuel C. Johnson’s family or related entities (the “Johnson Family”) and as a controlling shareholder, with trusts for the benefit of the Johnson Family, of certain corporations. Of the 1,154,337 Class A shares for which Ms. Johnson-Leipold reports shared voting and investment power, Johnson Bank also reports beneficial ownership of 1,039,873 of these shares and Dr. Johnson also reports beneficial ownership of 29,308 of these shares. Ms. Johnson-Leipold reports sole voting and investment power with respect to 1,168,366 Class B Shares directly held by the Johnson Outdoors Inc. Class B Common Stock Voting Trust, of which she is voting trustee. The 250,951 Class A Shares for which Ms. Johnson-Leipold reports sole voting and investment power include 152,965 shares of restricted stock.

(4)
Dr. Johnson reports sole voting and investment power with respect to 197,640 Class A Shares, which he holds directly, as the sole trustee of the Herbert F. Johnson Distributing Trust and as the controlling shareholder of S.C. Johnson & Son, Inc. Dr. Johnson reports shared voting and investment power with respect to 640,565 Class A Shares, which are held either by Dr. Johnson’s revocable trusts or by certain partnerships or corporations in which Dr. Johnson or his revocable trust are general partners or shareholders. Of the 640,565 Class A Shares for which Dr. Johnson reports shared voting and investment power, Johnson Bank reports beneficial ownership of all of these shares and Ms. Johnson-Leipold also reports beneficial ownership of 29,308 of these shares.

(5)
The information is based on a report on a Form 13F-HR filed October 31, 2011 by TowerView LLC with the SEC reporting its beneficial ownership as of September 30, 2011. TowerView reported sole voting and investment power with respect to the Class A Shares.

(6)
The information is based on a Schedule 13F-HR/A, dated December 1, 2011, filed by Dimensional Fund Advisors LP, a registered investment advisor (“Dimensional”), with the SEC reporting its beneficial ownership as of September 30, 2011. Dimensional is a registered investment adviser and reported sole voting power with respect to 721,056 of the reported shares and sole investment power with respect to all 716,765 of the voting shares.  Dimensional disclaims beneficial ownership of all of the reported shares, which are owned by advisory clients of Dimensional.

(7)
The information is based on a Schedule 13D dated December 31, 2008 filed by Warren B. Kanders (“Kanders”) with the SEC on January 9, 2009. Kanders reported that as of December 31, 2008 he beneficially owned 418,341 Class A Shares with shared voting and investment power over all such shares.

(8)	Includes options to acquire 13,099 Class A Shares, which options are exercisable within 60 days.

(9)	Includes options to acquire 13,099 Class A Shares, which options are exercisable within 60 days.

(10)	Includes options to acquire 4,254 Class A Shares, which options are exercisable within 60 days.

(11)	Includes options to acquire 2,304 Class A Shares, which options are exercisable within 60 days.

At December 12, 2011, the Johnson Family beneficially owned 3,775,826 Class A Shares, or approximately 43.6 percent of the outstanding Class A Shares, and 1,211,196 Class B Shares, or approximately 99.6 percent of the outstanding Class B Shares.

EXECUTIVE OFFICERS

The following table provides information as of the date of this proxy statement about each of the Company’s current executive officers who are not nominees for election to the Board of Directors at the Annual Meeting.  The information presented includes information each executive officer has given the Company about his or her age and his or her principal occupation and business experience for the past five years:

Name	Age	Current Position	Other Positions
David W. Johnson	48	Vice President and Chief Financial Officer of the Company since November 2005.
From July 2005 to November 2005, Mr.  Johnson served as Interim Chief Financial Officer and Treasurer of the Company. From December 2001 to July 2005, he served as Director of Operations Analysis of the Company. Prior to joining the Company, Mr. Johnson was employed by Procter & Gamble in a series of finance positions with increasing responsibility.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information for fiscal years 2011 and 2010 regarding the compensation paid by Johnson Outdoors to its principal executive officer and principal financial officer (who are referred to as the “named executive officers” in this proxy statement).

Name and Principal Position	Year	Salary	Bonus (1)	StockAwards(2)	Non-Equity Incentive Plan Comp.(3)	All Other Comp. (4)	Total
Helen P. Johnson-Leipold, CEO	2011	$586,000	$422,140	$555,746	$0	$146,680	$1,710,566
	2010	$570,500	$72,204	$597,556	$472,802	$106,363	$1,819,425
David W. Johnson, CFO	2011	$286,300	$147,702	$462,510	$0	$44,249	$940,761
	2010	$274,057	$20,349	$174,948	$166,558	$31,479	$667,391

(1)
The named executive officers are eligible to receive annual incentive cash bonuses under our Johnson Outdoors Inc. Worldwide Key Executives’ Discretionary Bonus Plan (“Cash Bonus Plan”). The award of annual incentive cash bonuses under this Cash Bonus Plan is generally comprised of two components.  The first component is based on the executive achieving pre-established individual objectives with achievement being evaluated by the Compensation Committee in its discretion.  The second component is based on the Company achieving specified financial performance measures.   The amounts in this column reflect the individual objectives component of the named executive officer’s annual bonus under the Cash Bonus Plan.  The second component based on the Company achieving specified financial performance measures is included in the column under the heading "Non-equity Incentive Plan Comp" when the specified financial performance measures are met.

In determining each named executive officer’s annual incentive cash bonus amount for 2011 performance, our Compensation Committee allocated 15% of the eligible bonus to achieving the pre-established individual objectives, and 85% to the Company achieving specified financial performance measures.  For both the individual objective component and the Company financial performance component of our annual bonus under the Cash Bonus Plan, the eligible bonus can be paid out from 0-200% of the target bonus amount.  The target eligible bonus amounts for 2011 for Ms. Johnson-Leipold and Mr. Johnson were $439,500 and $157,465, respectively.  If either or both components (individual objective component and Company financial performance component) are achieved at targeted performance levels, the payout equals 100% of the eligible bonus for such component.  For 2011, the annual cash bonus under the Cash Bonus Plan with respect to achieving the individual objectives component was $56,036 for Ms. Johnson-Leipold and $16,534 for Mr. Johnson.

For 2011, the annual cash bonus under the Cash Bonus Plan with respect to achieving the Company financial performance component related to a minimum level of net income and achieving a specified level of working capital as a percentage of sales.  The Company exceeded the net income target.  The Company missed the working capital threshold as a percentage of sales by .3%.  The Compensation Committee concluded that the tsunami in Japan and the flood at the Company’s Binghamton facility had negatively impacted sales.  However, inventory levels had been established prior to the occurrence of these events and the Company was not able to adjust inventory accordingly.  In light of the impact of these events and the fact that the Company had missed the working capital threshold by only .3% and had exceeded the net income target, the Compensation Committee exercised its discretion to award a bonus with respect to the working capital financial performance measure at the minimum threshold level.  The annual cash bonus with respect to the financial performance component for 2011 was $366,104 and $131,168 for Ms. Johnson-Leipold and Mr. Johnson, respectively.  Because the payment of this component of the bonus under the Cash Bonus Plan was made in the discretion of the Compensation Committee, the full amount of the bonus is included in this column and no amount of the bonus is included in the column “Non-Equity Incentive Plan Compensation.”

(2)
The amounts in this column reflect the dollar value of long-term equity based compensation awards pursuant to our 2010 Long-Term Stock Incentive Plan made in the years indicated in the table.  These amounts equal the grant date fair value of shares of restricted stock, computed in accordance with FASB Accounting Standards Codification Topic 718-10.  Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to the Company’s Consolidated Financial Statements in the fiscal year 2011 Annual Report on Form 10-K filed with the SEC on December 16, 2011 and such information is incorporated herein by reference.

(3)
This column includes the dollar value of all amounts earned by the named executive officers under our Cash Bonus Plan which are based upon the specified financial performance component for the applicable fiscal year.  For 2011, one of the Company’s two financial performance measures was not met and, therefore, no amounts are included in this column.  See footnote 1 for a description of the Cash Bonus Plan, the individual objectives component of the annual bonus awards and a discussion of the payment of discretionary bonuses to the named executive officers.

(4)
The table below shows the components of this column, which include an approved match for each named executive officer’s 401(k) plan contributions, approved contributions credited to the individual’s qualified retirement plan, approved contributions to the individual’s non-qualified retirement plan account and perquisites provided to each individual for fiscal years ended September 30, 2011 and October 1, 2010, respectively.

Name	Year	401(k) Match	Qualified Plan Contributions	Non-Qualified Plan Contributions	Perquisites(a)	Total “All Other Compensation”
Helen P. Johnson-Leipold	2011	$7,350	$16,500	$114,330	$8,500	$146,680
	2010	$7,350	$16,500	$74,013	$8,500	$106,363
David W. Johnson	2011	$7,539	$16,878	$15,540	$4,292	$44,249
	2010	$8,095	$16,384	$0	$7,000	$31,479

(a)	Perquisites consist of reimbursements made to the named executive officer under the Executive Flexible Spending Account Plan for personal financial planning services, for purchases of business equipment for business needs and/or for certain association membership dues. Ms. Johnson-Leipold is allowed reimbursements of up to $8,500 per year for covered expenses. Mr. Johnson is allowed reimbursements of up to $7,000 per year for covered expenses.

Stock Awards

On December 6, 2010, the Company made grants of shares of restricted stock of 42,537 shares to Ms. Johnson-Leipold, of which 25,522 shares vest on the third anniversary of the date of grant and 17,015 vest on the fifth anniversary of the date of grant, and 12,438 shares to Mr. Johnson, of which 7,463 shares vest on the third anniversary of the date of grant and 4,975 shares vest on the fifth anniversary of the date of grant. All of the shares of restricted stock had a grant date fair value per share of $13.065 as determined pursuant to Accounting Standards Codification Topic 718-10 (formerly SFAS No. 123R). Additionally, on the same date our Compensation Committee established a performance award target of $222,300 for Ms. Johnson-Leipold and $65,000 for Mr. Johnson. These awards, if earned, were required to be paid in the form of shares of restricted stock with three-year vesting, if a minimum level of Johnson Value Added ("JVA") (JVA=EBITDA-((Net Working Capital + Fixed Assets)* Cost of Capital) was achieved by the end of fiscal year 2011. The amount earned under these awards can range from 50 percent to 150 percent of the target amount based on a level of JVA generated during fiscal year 2011, which ranges from 80 percent to 125 percent of the target JVA. No awards would be earned if JVA generated in fiscal year 2011 was less than 80 percent of targeted levels for the applicable period.  Based upon our results for fiscal year 2011, the performance award goals were achieved at a level of 80.4% of the target.  Accordingly, the value of the restricted stock award was granted at 51% of the targeted levels or $113,373 for Ms.  Johnson-Leipold and $33,150 for Mr. Johnson.  Based upon a grant date fair value per share of $16.080, we made grants of shares of restricted stock on December 5, 2011 of 7,051 shares to Ms. Johnson-Leipold and 2,062 shares to Mr. Johnson.  These shares of restricted stock vest on the third anniversary of the grant date.

On June 23, 2011, the Company made a grant of shares of restricted stock of 19,634 shares to Mr. Johnson, of which all shares vest on the fourth anniversary of the date of grant.  All shares of restricted stock had a grant date fair value per share of $15.28 as determined pursuant to Accounting Standards Codification Topic 718-10 (formerly SFAS No. 123R).  These restricted shares are linked to retention.

Outstanding Equity Awards at Fiscal Year End

The following table provides information regarding unexercised options and unvested shares of restricted stock held by the named executive officers at September 30, 2011.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (2)
Helen P. Johnson-Leipold	30,000	--	7.4175	12/13/11(1)	17,422	(3)	$267,950
	--	--	--	--	10,072	(4)	$154,907
	--	--	--	--	12,208	(5)	$187,759
	--	--	--	--	34,483	(6)	$530,349
	--	--	--	--	22,989	(7)	$353,571
	--	--	--	--	4,586	(9)	$70,533
	--	--	--	--	25,522	(9)	$392,528
	--	--	--	--	17,015	(10)	$261,691
David W. Johnson	--	--	--	--	4,839	(3)	$74,424
	--	--	--	--	2,798	(4)	$43,033
	--	--	--	--	3,391	(5)	$52,154
	--	--	--	--	9,583	(6)	$147,387
	--	--	--	--	6,388	(7)	$98,247
	--	--	--	--	2,250	(8)	$34,605
	--	--	--	--	7,463	(9)	$114,781
	--	--	--	--	4,975	(10)	$76,516
	--	--	--	--	19,634	(11)	$301,971

(1)	The common stock option vested pro rata over a 3-year period on December 13th of 2002, 2003 and 2004.
(2)	Market value equals the closing per share market price of our common stock on September 30, 2011, which was $15.38, multiplied by the number of shares of restricted stock.
(3)	The shares of restricted stock vest on December 3, 2013, the fifth anniversary of the grant date.
(4)	The shares of restricted stock vest on December 7, 2012, the fifth anniversary of the grant date.
(5)	The shares of restricted stock vest on December 4, 2011, the fifth anniversary of the grant date.
(6)	The shares of restricted stock vest on December 7, 2012, the third anniversary of the grant date.
(7)	The shares of restricted stock vest on December 7, 2014, the fifth anniversary of the grant date.
(8)	The shares of restricted stock vest on October 28, 2012, the third anniversary of the grant date.
(9)	The shares of restricted stock vest on December 6, 2013, the third anniversary of the grant date.
(10)	The shares of restricted stock vest on December 6, 2015, the fifth anniversary of the grant date.
(11)	The shares of restricted stock vest on June 23, 2015, the fourth anniversary of the grant date.

Employment Agreements

The Company has not entered into any employment agreements with the named executive officers.

Post-Employment Compensation

Pension Benefits

Currently, Johnson Outdoors does not provide the named executive officers with pension benefits. U.S.-based executive officers are eligible to participate in the Johnson Outdoors Retirement and Savings 401(k) Plan on the same terms as other U.S.-based employees. In any plan year, the Company may make matching contributions to a participant’s account equal to three percent on the first six percent of an employee’s annual wages. All named executive officers participated in the 401(k) Plan during fiscal year 2011.  In addition, the Company also has a discretionary retirement contribution component to its 401(k) program in which the named executive officers are also eligible to participate.  Under this component, a discretionary retirement savings contribution can be made to their 401(k) Plan account.  This discretionary contribution ranges from 0-6% of an employee's eligible base calendar year earnings.  The Company made a discretionary contribution of 3% in March 2011 for all participants.

Non-Qualified Deferred Compensation

The Johnson Outdoors’ Deferred Compensation Plan was amended and restated on September 18, 2007. The Non-Qualified Deferred Compensation Plan provides an opportunity for the named executive officers to defer a portion of their compensation and uses such deferral to encourage the continued loyalty and service of such persons to the Company. Eligible participants of this plan are designated by the Compensation Committee as Highly Compensated Employees (HCE) under the definition of the Internal Revenue Code. A participant’s election shall specify the percentage (in increments of one percent to a maximum of 13 percent) of the participant’s base compensation. Participants may also specify the percentage (in increments of one percent to a maximum of seven percent) of their cash bonus for deferral under the plan. A participant who makes a bonus deferral under this plan may be entitled to a matching contribution credit, determined and credited following the conclusion of each plan year, equal to 50 percent of the first six percent of the participant’s annual bonus award that the participant elects to have contributed to his/her account as a bonus deferral. Participants designate how his or her account shall be deemed to be invested among the investment options. Each day that the U.S. financial markets are open, the account of each participant will be credited (or charged) based upon the investment gain (or loss) that the participant would have realized with respect to his or her account since the immediately preceding valuation date had the account been invested in accordance with the participant’s investment election. The named executive officers have made elections for distributions allowed by the Non-Qualified Deferred Compensation Plan upon separation from service. The distribution of the named participant’s pre-2005 account, if applicable, would be made or commence on the first day of the month that is at least 60 days following the date the participant separates from service. Named participants’ post-2004 account distributions, if applicable, would commence on the first day of the month following the six month anniversary of the participant’s separation from service.

Potential Payments/Benefits Upon Termination or Change of Control

Pursuant to the terms of the 2010 Long-Term Stock Incentive Plan, the Compensation Committee in its discretion may, at the time of an award or at any time thereafter, provide for the immediate vesting of all outstanding stock options and retention-based shares of restricted stock upon a change of control of the Company. The grant agreements for shares of restricted stock have generally provided for immediate vesting upon a change of control of the Company.

DIRECTOR COMPENSATION

Johnson Outdoors uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors. Each director who is not an employee of Johnson Outdoors or one of its subsidiaries (“an outside director”) is entitled to receive an annual retainer of $25,000 (increased to $30,000 for fiscal year 2012) and, generally, $1,500 for each meeting of the Board of Directors or committee he or she attends (non-committee board members receive 75 percent of this amount when such individuals are asked to attend a committee meeting). The Vice Chairman of the Board of Directors receives an additional annual retainer of $40,000. The Audit Committee chairman receives an additional annual retainer of $10,000; the chairs of all other committees of the Board of Directors receive an additional annual retainer of $5,000 for each committee chaired by the director.

In 2003, the Board of Directors approved a Non-Employee Director Stock Ownership Plan that provides compensation to outside directors. Directors who are not outside directors receive no additional compensation for service as members of the Board of Directors or of any Board committees. All directors in fiscal 2011 were outside directors other than Helen P. Johnson-Leipold, the Company’s Chairman and Chief Executive Officer. The Non-Employee Director Stock Ownership Plan provides for up to 150,000 shares of the Company’s Class A common stock to be issued to outside directors. The plan provides that upon first being elected or appointed as one of the Company’s directors, and thereafter on the first business day after the annual meeting of shareholders, each of the outside directors automatically receives a restricted stock award during the existence of the Non-Employee Director Stock Ownership Plan.

The award under the Non-Employee Director Stock Ownership Plan is intended to deliver a greater portion of director compensation in the form of equity, with the amount on the date of the award being equal to $30,000 and the shares of restricted stock being valued at their fair market value per share on the date of the award. The shares of Class A common stock granted to outside directors in the form of restricted stock awards cannot be sold or otherwise transferred while the outside director remains a director; thereafter the restrictions will lapse. However, an outside director may transfer the shares to any trust or other estate in which the director has a substantial interest, to a trust of which the director serves as trustee, or to his or her spouse and certain other related persons, provided the shares continue to be subject to the transfer restrictions described above.

Director Summary Compensation Table

The following table provides information concerning the compensation paid by Johnson Outdoors in fiscal year 2011 to each of the outside directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Thomas F. Pyle, Jr.	$96,750	$29,994	$126,744
John M. Fahey, Jr.	$45,875	$29,994	$75,869
Terry E. London	$62,125	$29,994	$92,119
W. Lee McCollum	$45,750	$29,994	$75,744
Edward F. Lang	$51,750	$29,994	$81,744

(1)	The amounts in this column reflect the dollar value of long-term equity based compensation awards pursuant to our Non-Employee Director Stock Ownership Plan in the years indicated in the table. These amounts equal the grant date fair value of shares of restricted stock, computed in accordance with FASB Accounting Standards Codification Topic 718-10. Assumptions used in the calculation of the grant date fair value are included under the caption “Stock Ownership Plans” in the Notes to our Consolidated Financial Statements in the fiscal year 2011 Annual Report on Form 10-K filed with the SEC on December 16, 2011 and such information is incorporated herein by reference.

(2)	The following table provides certain information regarding outstanding shares of the Company’s restricted Class A common stock issued to our outside directors in fiscal 2011 pursuant to the Non-Employee Director Stock Ownership Plan. The shares of restricted stock vested on the grant date.

Director	Number of Shares	Grant Date	Grant Date Fair Market Value (*)
Thomas F. Pyle, Jr.	1,954	3/3/11	$29,994
John M. Fahey, Jr.	1,954	3/3/11	$29,994
Terry E. London	1,954	3/3/11	$29,994
W. Lee McCollum	1,954	3/3/11	$29,994
Edward F. Lang	1,954	3/3/11	$29,994

*	The value of the award is based upon the grant date fair value of the award determined in accordance with FASB Accounting Standards Codification Topic 718-10. See Note 12 to our consolidated financial statements filed with the SEC on December 16, 2011 as part of the Annual Report on Form 10-K for the assumptions relied on in determining the value of these awards.

(2)	The following table identifies the aggregate number of stock options and shares of restricted Class A common stock as of September 30, 2011 held by each outside director:

Name of Outside Director	Number of Shares of Class A Common Stock Subject to Common Stock Options Outstanding as of September 30, 2011	Number of Shares of Restricted Class A Common Stock Outstanding as of September 30, 2011
Thomas F. Pyle, Jr.	13,099	33,404
John M. Fahey, Jr.	13,099	19,971
Terry E. London	4,254	18,723
W. Lee McCollum	2,304	14,061
Edward F. Lang	----	13,473

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

The Company purchases certain services primarily from S.C. Johnson & Son, Inc. (“S.C. Johnson”) and, to a lesser extent, from other organizations controlled by Johnson Family members (including Ms. Johnson-Leipold) and other related parties. For example, the Company leases its headquarters facility from Johnson Financial Group and S.C. Johnson provides the Company with (1) administrative services pertaining to items such as office equipment leasing and travel services, (2) information processing and telecommunication services, and (3) from time to time, certain loaned employees. The Company believes that the amounts paid to these organizations are no greater than the fair market value of the services. The total amount incurred by the Company for the foregoing services during fiscal year 2011 was approximately $1,487,000.

Review and Approval of Related Person Transactions

The charter for the Audit Committee provides that it is responsible for the review and approval of related party transactions in accordance with NASDAQ listing requirements. Based upon the Audit Committee’s review, the Company believes that all related person transactions described above were at arms-length and contained terms that were no less favorable than what could have been obtained from an unaffiliated third party. The Board of Directors has adopted a formal written set of policies and procedures for the review, approval and ratification of related person transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors, and more than 10 percent shareholders to file with the SEC reports on prescribed forms of their beneficial ownership and changes in beneficial ownership of Company stock and furnish copies of such forms to the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 reports were required to be filed, the Company believes that during fiscal year 2011 and fiscal year 2012 to date, all reports required by Section 16(a) to be filed by the Company’s officers, directors and more than 10 percent shareholders were filed on a timely basis; provided, however, Mr. Fahey filed a Form 4 report on September 6, 2011 reporting five transactions occurring between the dates of August 18, 2011 and August 31, 2011 due to an administrative oversight.

PROPOSAL 3:  NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Proposal

The Company submitted for the first time proposals for “say on pay” and for determining the frequency for submitting future “say on pay” votes to its shareholders at its 2011 Annual Meeting of Shareholders.  Subsequent to submission of these proposals in connection with the 2011 Annual Meeting of the Shareholders, the SEC issued final rules providing a temporary exemption to “smaller reporting companies,” such as Johnson Outdoors, which delayed application of these proposals to “smaller reporting companies” until annual meetings occurring on or after January 21, 2013.  Accordingly, Johnson Outdoors is not required to submit a “say on pay” proposal to shareholders for the 2012 Annual Meeting.  However, to further the Company’s goals of fostering good corporate governance and promoting positive investor relations with its shareholders, the Company is submitting to its shareholders a “say on pay” proposal at the 2012 Annual Meeting.

The Company believes its compensation policies and procedures align the executive officer’s compensation with the Company’s short-term and long-term performance and provide the compensation and incentives needed to attract, motivate and retain key executives who are important to the Company’s continued success.  The Compensation Committee periodically reviews and approves the Company's compensation policies and procedures, and periodically reviews its executive compensation programs and takes any steps it deems necessary to continue to fulfill the objectives of the Company’s compensation programs.

Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement for a detailed discussion of our executive compensation programs.  These programs have been designed to promote a performance-based culture which aligns the interests of our named executive officers and other managers with the interests of the shareholders.  This includes annual incentive cash compensation based on the named executive officers achieving their individual goals and objectives, together with incentive compensation based on the Company achieving specified financial performance measures.  A substantial portion of our named executive officers’ compensation is also based on equity awards with long-term vesting requirements.

Highlights of the Company’s compensation programs include the following:

●	Neither of the named executive officers have any employment agreements with the Company;

●	The Company is not required to provide any severance or termination pay or benefits to any named executive officer;

●	The named executive officers are not entitled to any tax gross-up payments in connection with any Company compensation programs;

●	Although the Company is a “Controlled Company,” and is therefore exempt from certain independence requirements of the NASDAQ Stock Market rules, including the requirement to maintain a Compensation Committee composed entirely of independent directors, each member of the Company’s Compensation Committee is independent under the applicable standards of the NASDAQ Stock Market;

●	The Company's compensation focuses on performance, with base pay accounting for only 30% of total compensation opportunity for Ms. Johnson-Leipold and 38% of compensation opportunity for Mr. Johnson for 2011. The remainder of their total compensation opportunity is comprised of cash incentive bonuses based on achieving individual goals and Company financial performance, and long-term equity awards;

●	A substantial portion of the named executive officers’ compensation consists of annual cash incentives based upon achieving specific goals and objectives under our Cash Bonus Plan. In order for named executive officers to receive an annual incentive cash bonus, the Company must meet an additional hurdle based on a minimum level of net income and shareholder return;

●	One half of the Company's long-term incentive awards are linked to achieving critical financial performance goals for the Company. If goals are achieved, these awards are issued in shares of restricted stock that vest over a period of three years. The other half of the long-term incentive awards are designed to encourage executive retention and have a vesting period of five years;

●	The Compensation Committee continually monitors Company performance and adjusts compensation practices accordingly, as evidenced by changes made to our compensation program during 2008 and 2009 to address the effects of the economic recession; and

●	The Compensation Committee regularly assesses the Company’s individual and total compensation programs against peer companies, the general marketplace and other industry data points and the Compensation Committee utilizes an independent consultant to engage in ongoing independent review of all aspects of our executive compensation programs.

Accordingly, shareholders are being asked to vote on the following resolution:

“Resolved, that the compensation paid to Johnson Outdoors’ named executive offers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative disclosures, is hereby approved by the shareholders of Johnson Outdoors Inc.”

Because this shareholder vote is advisory, it will not be binding on the Board of Directors.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required for Approval

If a quorum exists, the approval of the non-binding advisory proposal on our executive compensation described in this Proxy Statement requires the votes cast, in person or by proxy, and entitled to vote thereon, for this proposal to exceed the votes against this proposal.  Abstentions and broker non-votes will not count toward the determination of whether this proposal is approved and will have no impact on the vote.

Board of Directors Recommendation

The Board of Directors recommends a vote “FOR” the non-binding advisory resolution approving our executive compensation.

SHAREHOLDER PROPOSALS

All shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for presentation at the 2013 Annual Meeting of Shareholders must be received at the offices of the Company, Attention:  Corporate Secretary, 555 Main Street, Racine, Suite 342, Wisconsin 53403 by September 25, 2012 (120 days prior to the anniversary date of the mailing of this Proxy Statement) for inclusion in the proxy statement and form of proxy relating to the meeting. In addition, a shareholder who otherwise, (other than pursuant to SEC Rule 14a-8), intends to present business at the 2013 Annual Meeting of Shareholders must comply with the requirements set forth in the Company’s Bylaws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof, complying with the Bylaws, to the Secretary of the Company not more than 120 days prior to the date of such annual meeting and not less than the close of business on the 90th day prior to the first anniversary date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation.  Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (namely, proposals shareholders intend to present at the 2013 Annual Meeting of Shareholders but do not intend to have included in the Company’s proxy statement and form of proxy for such meeting) prior to the close of business on December 1, 2012, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2013 Annual Meeting of Shareholders. If the Board of Directors chooses to present such proposal at the 2013 Annual Meeting of Shareholders, then the persons named in the proxies solicited by the Board of Directors for the 2013 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

OTHER MATTERS

The Company has filed an Annual Report on Form 10-K with the SEC for the fiscal year ended September 30, 2011. This Form 10-K will be mailed on or around the record date to each person who is a record or beneficial holder of shares of Class A common stock or Class B common stock on the record date for the Annual Meeting. Pursuant to, and in accordance with, the rules of the SEC, the Company, where allowed, is delivering only one copy of the Company’s 2011 Annual Report on Form 10-K and this Proxy Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2011 Annual Report on Form 10-K and/or this Proxy Statement to any shareholder at a shared address to which a single copy of the document was delivered. If you are a shareholder residing at a shared address and would like to request an additional copy of the Company’s 2011 Annual Report on Form 10-K and/or this Proxy Statement now or with respect to future mailings (or to request to receive only one copy of the Annual Report and Proxy Statement if you are currently receiving multiple copies), then you may notify the Company (1) by writing to the Corporate Secretary, Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403 or (2) via email to: corporate@johnsonoutdoors.com.

 The cost of soliciting proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail. Proxies may also be solicited in person or by telephone by certain officers and employees of the Company. It is not anticipated that anyone will be specially engaged to solicit proxies or that special compensation will be paid for that purpose. The Company will also reimburse brokerage firms, custodians, nominees, fiduciaries and others for expenses incurred in forwarding proxy material to the beneficial owners of the Company’s common stock.

Neither the Board of Directors nor management intends to bring before the Annual Meeting any matters other than those referred to in the Notice of Annual Meeting and this Proxy Statement. In the event that any other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the proxy forms to vote the shares represented by each such proxy in accordance with their judgment on such matters.

By Order of the Board of Directors

/s/ Alisa Swire

Alisa Swire
Secretary

January 23, 2012

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the cut-off date or meeting date.
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M40378-Z57032 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JOHNSON OUTDOORS INC.
The Board of Directors recommends you vote FOR the following: Vote on Directors 1. Election of Directors Nominees: 01) Terry E. London 02) John M. Fahey, Jr.	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________________

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of McGladrey & Pullen LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 28, 2012.	☐	☐	☐

3. To approve a non-binding advisory proposal on executive compensation.	☐	☐	☐

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

CLASS A

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held at the Company's headquarters in Racine, Wisconsin on Thursday, March 1, 2012, at 10 a.m. Central Standard Time (CST). These materials include our 2011 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Fiscal 2011 Annual Report and Form 10-K Annual Report saved as Adobe Acrobat documents.  A link to a free download of Adobe Acrobat Reader is also included, if required. A printed copy of our Form 10-K is available upon request. Please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2011 Annual Report, which is also available online at www.johnsonoutdoors.com. Making this report available electronically reflects our continued focus on "eco-responsible" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M40379-Z57032

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders March 1, 2012 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Thursday, March 1, 2012 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING SEPTEMBER 28, 2012; FOR THE APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the cut-off date or meeting date.
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M40380-Z57032 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JOHNSON OUTDOORS INC.
The Board of Directors recommends you vote
FOR the following:
Vote on Directors
1. Election of Directors
    Nominees:
    01)   Helen P. Johnson-Leipold
    02)   Thomas F. Pyle, Jr.
    03)   Edward F. Lang
        04)   W. Lee McCollum
For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________________

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of McGladrey & Pullen LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 28, 2012.	☐	☐	☐

3. To approve a non-binding advisory proposal on executive compensation.	☐	☐	☐

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

CLASS B

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held at the Company's headquarters in Racine, Wisconsin on Thursday, March 1, 2012, at 10 a.m. Central Standard Time (CST). These materials include our 2011 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Fiscal 2011 Annual Report and Form 10-K Annual Report saved as Adobe Acrobat documents.  A link to a free download of Adobe Acrobat Reader is also included, if required. A printed copy of our Form 10-K is available upon request. Please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2011 Annual Report, which is also available online at www.johnsonoutdoors.com. Making this report available electronically reflects our continued focus on "eco-responsible" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M40383-Z57032

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders March 1, 2012 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Wednesday, March 1, 2012 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING SEPTEMBER 28, 2012; FOR THE APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.

JOHNSON OUTDOORS INC. 555 MAIN ST., SUITE 342 RACINE, WI 53403
VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the cut-off date or meeting date.
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M40380-Z57032 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
JOHNSON OUTDOORS INC.
The Board of Directors recommends you vote FOR the following: Vote on Directors 1. Election of Directors Nominees: 01) Terry E. London 02) John M. Fahey, Jr.	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________________

Vote on Proposals The Board of Directors recommends you vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of McGladrey & Pullen LLP, an independent registered public accounting firm, as auditors of the Company for its fiscal year ending September 28, 2012.	☐	☐	☐

3. To approve a non-binding advisory proposal on executive compensation.	☐	☐	☐

4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

401(k)

Dear Shareholder:

Enclosed are proxy materials for Johnson Outdoors Inc.'s Annual Shareholders' Meeting, which will be held at the Company's headquarters in Racine, Wisconsin on Thursday, March 1, 2012, at 10 a.m. Central Standard Time (CST). These materials include our 2011 Proxy Statement, a proxy voting card and return envelope, as well as a CD with our Fiscal 2011 Annual Report and Form 10-K Annual Report saved as Adobe Acrobat documents.  A link to a free download of Adobe Acrobat Reader is also included, if required. A printed copy of our Form 10-K is available upon request. Please contact us with your request via email at proxy@johnsonoutdoors.com, phone 262.631.6954 or write care of Secretary of the Company at Johnson Outdoors Inc., 555 Main Street, Suite 342, Racine, Wisconsin 53403.

Information about Johnson Outdoors' business performance, innovative quality products and future plans for profitable growth and enhanced shareholder value is available in the Company's 2011 Annual Report, which is also available online at www.johnsonoutdoors.com. Making this report available electronically reflects our continued focus on "eco-responsible" practices and commitment to wise stewardship of natural resources.

Every shareholder's vote is important. Shares may be voted by signing, dating and returning this card. You may also vote by telephone or via the Internet by following the instructions supplied on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M28985-Z54667

JOHNSON OUTDOORS INC.
Annual Meeting of Shareholders March 1, 2012 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and ALISA D. SWIRE, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Thursday, March 1, 2012 at 10:00 a.m. CST, and at any adjournment or postponement thereof:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, A PARTICIPANT IN THE JOHNSON OUTDOORS INC. RETIREMENT AND SAVINGS PLAN (THE "PLAN"). IF A PLAN PARTICIPANT DOES NOT PROVIDE VOTING DIRECTIONS BY FEBRUARY 27, 2012, THE SHARES ATTRIBUTABLE TO THE PARTICIPANT'S ACCOUNT WILL BE VOTED BY THE PLAN TRUSTEE IN THE SAME PROPORTION AS THE VOTES CAST BY THE OTHER RETIREMENT AND SAVINGS PLAN PARTICIPANTS: FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1; FOR THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN LLP, AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING  SEPTEMBER 28, 2012; FOR THE APPROVAL OF A NON-BINDING ADVISORY PROPOSAL ON EXECUTIVE COMPENSATION; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS.